                                                                   EXHIBIT 10.23

REDACTED                                 CONFIDENTIAL TREATMENT REQUESTED
                                         --------------------------------
                                           The asterisked portions of this
                                         document have been omitted and are
                                         filed separately with the Securities
                                         and Exchange Commission

                               [LETTERHEAD OF HUGHES SPACE COMMUNICATIONS, INC.]



21 August 1996

In Reply Refer To:
96(T1)26165


Hughes Communications Galaxy, Inc.
Post Office Box 92424 Worldway Postal Center
Los Angeles, CA 90009

Attention: Ms. Faye Siskel

Subject:   Galaxy XI Spacecraft Authorization

Reference: HCG Letter FDS-96-06-08-001 dated 10 June 1996

Dear Faye,

Hughes Space and Communications hereby acknowledges receipt of the referenced letter providing authorized funding of ***** for design activities and long lead part procurement for a Galaxy XI spacecraft.

HCI's authorization identifies terms and conditions. The terms and conditions for Galaxy XI are subject to negotiation, and are not the basis of our proceeding with advanced efforts on Galaxy XI. The Galaxy X terms identified in the transmittal to you on 24 May 1996, can be considered the basis of our proceeding on Galaxy XI. Please note that at that time the Liquidated Damages provisions had not been agreed to. The basis of proceeding using the Galaxy XI authorization does not include Liquidated Damages or any consequences for late delivery.

Contingent upon the above, attached is the signed acceptance of the total of **** of funding for design activities and long lead part procurements.

We are available to discuss this subject in greater detail, if it would be helpful to you. Please do not hesitate to call me at 364-5570 or Tom Mattis at 364-8127.

Very truly yours,

/s/ Christine Kung

Christine Kung
Contracts Manager
HSC